Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Salomon Brothers Emerging Markets Floating Rate Fund Inc.
(Name of Registrant as Specified in its Charter)

Judith C. Loomis
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)    Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

           SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                    May 20, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the "Fund") will be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York, on Thursday, June 19, 2003 at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

           1. The election of Directors (Proposal 1); and

           2. Any other business that may properly come before the Meeting.

     The close of business on May 2, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary

--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         REGISTRATION                                         VALID SIGNATURE
                         ------------                                         ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
(2) John B. Smith ...............................................   John B. Smith, Jr., Executor

            SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York, on Thursday, June 19, 2003 at 3:30 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 20, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on May 2, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On May 2, 2003, there were 4,298,599 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors and two Class III Directors. The terms of office of the Class II and Class III Directors expire at the year 2006 and 2004 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. One Director previously serving in Class II, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Smith Barney Inc. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held September 11, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class II Director. Ms. Colman and Mr. Cronin were nominated by the Board of Directors at a meeting held December 19, 2002 to be elected to serve as Class III Directors. Mr. Gelb is currently a member of the Board of Directors and has previously been elected as a Director by the Fund's stockholders. The nominees have indicated that they will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                           ADVISED BY
                                                                                            SBAM AND
                                                                        PRINCIPAL          OVERSEEN BY              OTHER
                                                                      OCCUPATION(S)         DIRECTOR            DIRECTORSHIPS
       NAME, ADDRESS             POSITION(S) HELD   LENGTH OF          DURING PAST         (INCLUDING              HELD BY
          AND AGE*                  WITH FUND      TIME SERVED           5 YEARS            THE FUND)             DIRECTOR
-------------------------------  ----------------  -----------   ------------------------- -----------   --------------------------
CLASS II DIRECTORS

NON-INTERESTED DIRECTOR NOMINEE

Leslie H. Gelb                     Director and    Since 1994    President,                    32        Britannica.com;
 The Council on                      Member of                   The Council on                          Director of two
 Foreign Relations                   the Audit                   Foreign Relations;                      registered
 58 East 68th Street                 Committee                   formerly, Columnist,                    investment
 New York, NY 10021                                              Deputy Editorial                        companies advised
 Age: 65                                                         Page Editor and                         by Advantage Advisers, Inc.
                                                                 Editor, Op-Ed Page,
                                                                 The New York Times.
INTERESTED DIRECTOR NOMINEE

+R. Jay Gerken                     Director and    Since 2002    Managing Director            225        SBFM; TIA;
 399 Park Avenue                    Co-Chairman                  of SBAM and                             The Travelers
 New York, NY 10022                                              Citigroup Global                        Investment
 Age: 51                                                         Markets Inc. ("CGM");                   Management
                                                                 Chairman, President and                 Company.
                                                                 Chief Executive Officer
                                                                 of Smith Barney Fund
                                                                 Management LLC
                                                                 ("SBFM"); President of
                                                                 Travelers Investment
                                                                 Adviser, Inc. ("TIA").

----------
+ Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM and a director and/or officer of affiliates of SBAM, the Fund's investment adviser.

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              ADVISED BY
                                                                                               SBAM AND
                                                                           PRINCIPAL          OVERSEEN BY              OTHER
                                                                         OCCUPATION(S)         DIRECTOR            DIRECTORSHIPS
       NAME, ADDRESS                POSITION(S) HELD   LENGTH OF          DURING PAST         (INCLUDING              HELD BY
          AND AGE*                     WITH FUND      TIME SERVED           5 YEARS            THE FUND)             DIRECTOR
----------------------------------  ----------------  -----------   ------------------------- -----------   ------------------------
CLASS III DIRECTORS

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman                            N/A            N/A       President, Colman             32        None
  Colman Consulting                                                 Consulting Co., Inc.
  Co., Inc.
  278 Hawley Road
  North Salem, NY 10560
  Age: 57

Daniel Cronin                              N/A            N/A       Associate General             32        None
  Pfizer Inc.                                                       Counsel, Pfizer Inc.
  235 East 42nd Street
  New York, NY 10017
  Age: 57

     The following table provides information concerning the remaining Directors of the Fund:


                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                           ADVISED BY
                                                                                            SBAM AND
                                                                        PRINCIPAL         OVERSEEN BY         OTHER
                                                                      OCCUPATION(S)         NOMINEE       DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S) HELD    LENGTH OF         DURING PAST         (INCLUDING        HELD BY
            AND AGE*                 WITH FUND      TIME SERVED          5 YEARS           THE FUND)         NOMINEE
------------------------------- ------------------ ------------- ----------------------- ------------- ------------------
CLASS I DIRECTORS

NON-INTERESTED DIRECTORS

Jeswald W. Salacuse                Director and     Since 1994   Henry J. Braker              32       None
 Tufts University                    Member of                   Professor of
 The Fletcher School of Law          the Audit                   Commercial Law and
 & Diplomacy                         Committee                   formerly Dean, The
 Packard Avenue                                                  Fletcher School of
 Medford, MA 02155                                               Law & Diplomacy,
 Age: 65                                                         Tufts University.

Dr. Riordan Roett                  Director and     Since 1995   Professor and                32       The Latin America
 The Johns Hopkins University        Member of                   Director, Latin                       Equity Fund, Inc.
 1710 Massachusetts Ave., NW         the Audit                   American Studies
 Washington, DC 20036                Committee                   Program, Paul H.
 Age: 64                                                         Nitze School
                                                                 of Advanced
                                                                 International Studies,
                                                                 The Johns Hopkins
                                                                 University.

----------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:


                                    DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
     NAME OF DIRECTOR/NOMINEE       SECURITIES IN THE FUND                BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
---------------------------------- ------------------------ ------------------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                             None                                      over $100,000
Daniel Cronin                               None                                    $10,001 - $50,000
Leslie H. Gelb                          $1 - $10,000                                   $1 - $10,000
Dr. Riordan Roett                           None                                       $1 - $10,000
Jeswald W. Salacuse                     $1 - $10,000                                $10,001 - $50,000
INTERESTED DIRECTOR/NOMINEE
*R. Jay Gerken                        $10,001-$50,000                                 over $100,000

----------
*     Mr. Gerken is an "interested person" as defined in the 1940 Act.


     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 2, 2003.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the fiscal year ended February 28, 2003, the Board of Directors met five times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At May 2, 2003, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 4,009,037 shares, equal to approximately 93.26% of the outstanding shares of the Fund's common stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund currently are:


                                           POSITION(S)
                                            HELD WITH               LENGTH OF             PRINCIPAL OCCUPATION(S)
     NAME, ADDRESS AND AGE                     FUND                TIME SERVED              DURING PAST 5 YEARS
-------------------------------   -----------------------------   -------------   ---------------------------------------
Peter Wilby                       President                       Since 2002      Managing Director of CGM and SBAM
 CGM                              Executive Vice                  1994-2002       since January 1998.
 399 Park Avenue                  President
 New York, NY 10022
 Age: 44

James Craige                      Executive Vice                  Since 1999      Managing Director of CGM and SBAM
 CGM                              President                                       since December 1998; Director of CGM
 399 Park Avenue                                                                  and SBAM since January 1998 and
 New York, NY 10022                                                               Vice President of CGM and SBAM from
 Age: 34                                                                          May 1992 to January 1998.

Lewis E. Daidone                  Executive Vice                  Since 1998      Managing Director of CGM; Director and
 CGM                              President and                                   Senior Vice President of SBFM and TIA.
 125 Broad Street, 11th Floor     Chief Administrative Officer
 New York, NY 10004
 Age: 45

Thomas Flanagan                   Executive Vice                  Since 1994      Managing Director of CGM and SBAM
 CGM                              President                                       since December 1998; Prior to December
 399 Park Avenue                                                                  1998, Director of CGM and SBAM.
 New York, NY 10022
 Age: 50

Frances M. Guggino                Controller                      Since 2002      Vice President of Citigroup Asset
 CGM                                                                              Management.
 125 Broad Street
 New York, NY 10004
 Age: 45

Christina T. Sydor                Secretary                       Since 1998      Managing Director of CGM; General
 CGM                                                                              Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Gelb and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended February 28, 2003. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.


                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on April 21, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 28, 2003.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended February 28, 2003 and the total compensation paid to each Director during the calendar year ended December 31, 2002. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended February 28, 2003 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.

                                                      TOTAL COMPENSATION
                                    AGGREGATE         FROM THE FUND AND
                                  COMPENSATION           OTHER FUNDS
                                  FROM THE FUND        ADVISED BY SBAM
                                 FOR THE FISCAL     AND ITS AFFILIATES FOR
                                   YEAR ENDED        CALENDAR YEAR ENDED
NAME OF DIRECTORS                    2/28/03               12/31/02
------------------------------  ----------------    ----------------------
                                                       DIRECTORSHIPS(A)
Leslie H. Gelb ...............        $7,900              $81,700(32)
Dr. Riordan Roett ............        $7,900              $93,400(32)
Jeswald W. Salacuse* .........        $8,000              $90,300(32)

------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.


     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $3,550.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year except that timely Form 3 filings may not have been made by Anthony Pace, Ross Margolies, Virgil Cumming, Wendy Murdock, Mark Kleinman and William Arnold. However, during the Fund's fiscal year ended December 31, 2002, no purchases or sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended February 28, 2003 were $53,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended February 28, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended February 28, 2003 were $15,000. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than January 20, 2004. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Emerging Markets Floating Rate Fund Inc., 125 Broad Street, New York, New York 10004) during the period from March 22, 2004 to April 21, 2004.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended February 28, 2003 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.




May 20, 2003

                        SALOMON BROTHERS EMERGING MARKETS
                             FLOATING RATE FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Lewis E. Daidone, Robert A. Vegliante and Judith C. Loomis, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Emerging Markets Floating Rate Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, June 19, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposal.

                          (CONTINUED ON REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

            SALOMON BROTHERS EMERGING MARKETS FLOATING RATE FUND INC.

                                  JUNE 19, 2003

                           PLEASE DATE, SIGN AND MAIL
                             YOUR PROXY CARD IN THE
                            ENVELOPE PROVIDED AS SOON
                                  AS POSSIBLE.


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.



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    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
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1. Election of Directors (Class III to serve until the year 2004 Annual Meeting and Class II to serve until the year 2006 Annual Meeting).

                              NOMINEES
[ ] FOR ALL NOMINEES    [ ] (01) Carol L. Colman (Class III)
                        [ ] (02) Daniel P. Cronin (Class III)
[ ] WITHHOLD Authority  [ ] (03) Jay Gerken (Class II)
    FOR ALL NOMINEES    [ ] (04) Leslie H. Gelb (Class II)

[ ] FOR ALL EXCEPT
    (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
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To change the address on your account, please check the box at
right and indicate your new address in the address space above.          [ ]
Please note that changes to the registered name(s) on the account may not be submitted via this method.
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2. Any other business that may properly come before the meeting.


Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.




Signature of Stockholder                               Date
                        ---------------------------         --------------------

Signature of Stockholder                               Date
                        ---------------------------         --------------------




NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.